Defiance Digital Revolution ETF
Schedule of Investments
September 30, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 100.0%
	Communication Services - 14.7%
4,919	Kakao Corporation	$196,320
1,475	NAVER Corporation	199,491
13,600	Nexon Company, Ltd.	239,782
5,910	Wemade Company, Ltd.	189,193
		824,786
	Consumer Discretionary - 18.9%
16,420	DraftKings, Inc. - Class A (a)	248,599
5,765	eBay, Inc.	212,210
12,251	Funko, Inc. - Class A (a)	247,715
9,296	GameStop Corporation - Class A (a)	233,608
29,768	PLBY Group, Inc. (a)	119,965
		1,062,097
	Financials - 14.4%
3,301	Bitcoin Group SE	64,159
3,898	Coinbase Global, Inc. - Class A (a)	251,382
26,912	Robinhood Markets, Inc. - Class A (a)	271,811
2,971	Silvergate Capital Corporation - Class A (a)	223,865
		811,217
	Information Technology - 52.0% (b)
3,170	Advanced Micro Devices, Inc. (a)	200,851
44,954	Applied Blockchain, Inc. (a)	76,422
373,067	Argo Blockchain plc (a)	137,846
168,459	Bitfarms, Ltd. (a)	176,882
3,837	Block, Inc. (a)	210,997
74,804	Canaan, Inc. - ADR (a)	245,357
39,578	Cleanspark, Inc. (a)	125,858
4,332	Cloudflare, Inc. - Class A (a)	239,603
119,976	Core Scientific, Inc. (a)	155,969
53,048	HIVE Blockchain Technologies, Ltd. (a)	201,143
131,670	Hut 8 Mining Corporation (a)	235,732
1,990	International Business Machines Corporation	236,432
32,486	Iris Energy, Ltd. (a)	134,167
22,350	Marathon Digital Holdings, Inc. (a)	239,368
38,362	Riot Blockchain, Inc. (a)	268,918
26,374	Terawulf, Inc. (a)	33,231
		2,918,776
	TOTAL COMMON STOCKS (Cost $10,156,658)	5,616,876

	SHORT-TERM INVESTMENTS - 0.1%
3,622	First American Government Obligations Fund - Class X, 2.78% (c)	3,622
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,622)	3,622

	TOTAL INVESTMENTS - 100.1% (Cost $10,160,280)	5,620,498
	Liabilities in Excess of Other Assets - (0.1)%	(3,048)
	NET ASSETS - 100.0%	$5,617,450

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(c)	Rate shown is the annualized seven-day yield as of September 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at September 30, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$5,616,876	$-	$-	$5,616,876
Short-Term Investments	3,622	-	-	3,622
Total Investments in Securities	$5,620,498	$-	$-	$5,620,498

^See Schedule of Investments for breakout of investments by sector classification.

For the period ended September 30, 2022, the Fund did not recognize any transfers to or from Level 3.